UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 25, 2021
_____________________________________________________

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)
_______________________________________________________________________

Delaware (State of Incorporation)	1-6227 (Commission File Number)	42-0823980 (I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, IA 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	LEE	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Lee Enterprises, Incorporated (the “Company”) 2021 annual meeting, the shareholders elected Gregory P. Schermer and Steven C. Fletcher as directors for three-year terms expiring at the 2024 annual meeting.

Votes were cast for nominees for director as follows:

	For	Withheld	Broker Non-Votes
Gregory P. Schermer	22,122,326	11,125,600	9,551,096
Steven C. Fletcher	27,329,456	5,918,470	9,551,096

The shareholders ratified the Audit Committee’s appointment of KPMG LLP to serve as the independent registered public accounting firm to audit the Company’s financial statements for the 2021 fiscal year, and votes were cast as follows:

	For	Against	Abstain	Broker Non-Votes
Ratify Selection of KPMG LLP	37,561,431	54,575	5,183,016	0

The shareholders approved the grant to the Board of Directors (the “Board”) of the discretionary authority to effect a reverse stock split, and votes were cast as follows:

For	Against	Abstain	Broker Non-Votes
35,920,903	6,768,730	109,389	0

Item 8.01.	Other Events.

On February 25, 2021, the Company’s shareholders granted the Board discretionary authority to effect a reverse stock split of its Common Stock. Pursuant to such authority, on February 25, 2021, the Board approved a 1-for-10 reverse stock split of its Common Stock (the “Reverse Stock Split”).

Upon the effectiveness (the “Effective Time”) of the Reverse Stock Split, every ten (10) shares of the Company’s Common Stock issued and outstanding prior to the Effective Time will be consolidated into one (1) issued and outstanding share, with no change in the par value per share.

Upon the Effective Time of the Reverse Stock Split, the number of authorized shares of Common Stock will be reduced from 120 million shares to 12 million shares of Common Stock and the number of authorized shares of Class B Common Stock will be reduced from 30 million shares to 3 million shares of Class B Common Stock.

Safe Harbor

The information provided in this Report may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Company may be found in the Company’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: February 25, 2021	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer